                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): May 2, 2006 (May 1, 2006)

                                  AMICAS, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                     000-25311                59-2248411
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)

       20 Guest Street, Boston, MA                                  02135
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 617-779-7878

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 1, 2006, AMICAS, Inc. ("AMICAS") announced its financial results for its first quarter ended March 31, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

     99.1 Press Release entitled "AMICAS Reports Financial Results For The First Quarter Ended March 31, 2006", issued by AMICAS on May 1, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMICAS, INC.


                                        By: /s/ Stephen Hicks
                                            ------------------------------------
                                        Name: Stephen Hicks
                                        Title: Vice President and General
                                               Counsel

Date: May 2, 2006

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
99.1          Press Release entitled "AMICAS Reports Financial Results For The
              First Quarter Ended March 31, 2006", issued by AMICAS on May 1,
              2006.